Exhibit 10.1
                                 PROMISSORY NOTE
                                 ---------------
                                   [Unsecured]

         This Note is made and executed this _____ day of August 2005, by ONSCREEN TECHNOLOGIES, INC., a Colorado corporation [hereinafter referred to as "PAYOR"] for the benefit of ________________________________________
[hereinafter referred to as "PAYEE"], collectively referred to herein as the "PARTIES."

         For value received, ________________________________________ , PAYOR promises to pay PAYEE the sum of _____________________________________
($___________.00). Said amount shall accrue interest at the rate of twelve percent (12%) simple interest per annum paid to PAYEE on a monthly basis on the 5th day of the month, with the first such interest payment of ____________________________________________ ($______.00) due on September ____,
2005. The principal ($____________.00) shall be due and payable in one installment ninety (90) days after receipt of the funds by PAYOR.

         PAYOR shall have an option to renew the Note for one additional ninety
(90) day period at its sole discretion and under the terms set forth herein.

         TRUTH IN LENDING STATEMENT:
         Total Principal..................................$_________________.00
         Total Interest..........................Twelve Percent (12%) Per Annum
         Said funds shall be wired transferred by PAYEE to PAYOR at the following account on or before August _____, 2005, or as soon thereafter as is practicable:

                              Bay Bank of Commerce
                                San Ramon Branch
                        2821 Crow Canyon Road, Suite 100
                           San Ramon, California 94583
                 ACCT. NAME: Attorney William J. Clough in Trust
                         for ONSCREEN TECHNOLOGIES, INC.
                              ACCT. No. 1606102052
                              ROUTING No. 121138233
                      Total Amount: $__________________.00
                             CONTACT: (925) 989-6651

         Said interest payments ($__________.00) shall be wire transferred by PAYOR to PAYEE on or before the 5th of each month at the following account:

                      BANK: ______________________________
                      BRANCH: ____________________________
                      ADDRESS: ___________________________

                      ____________________________________
                      ACCT. NAME: ________________________
                      ACCT. No. __________________________
                      ROUTING No. ________________________
                      Total Amount: $________.00 per month

                                    ARTICLE I
                       TYPE OF PAYMENT ON PROMISSORY NOTE
                       ----------------------------------

         1. Principal and interest is payable upon this Note only in lawful money of the United States.

                                   ARTICLE II
                                 WAIVER OF PAYOR
                                 ---------------

         2. PAYOR waives presentment for payment, protest, and notice of protest and nonpayment of this Note.

                                  ARTICLE III
                                DEFAULT BY PAYOR
                                ----------------

         3. Should any of the following events of default occur, this Note and any other obligations of the PAYOR to the PAYEE shall become due and payable immediately, without prior demand or notice:

               a. Failure of the PAYOR to pay the principal and all accrued interest in full on or before the due date;
               b.    The death of the PAYOR or PAYEE;
               c. The filing of any petition or other request for relief by the PAYOR under the United States bankruptcy laws;
               d. The application for appointment of a receiver for the PAYOR;
               e. The making of a general assignment for the benefit of the PAYOR's creditors;
               f.    The insolvency of the PAYOR;
               g. The misrepresentation by the PAYOR to the PAYEE for the purpose of obtaining or extending credit; or
               h. Assignment of this Note, with or without value to any third person not a party hereto.

                                   ARTICLE IV
                                  GOVERNING LAW
                                  -------------

         4. All questions with respect to the construction of this Note and the rights and liabilities of the PARTIES hereto shall be governed by the laws of the State of California.

                                    ARTICLE V
                                     NOTICES
                                     -------

         5. All notices shall be in writing and either personally delivered or sent by first class mail, postage prepaid to the address provided by the PARTIES.

                                   ARTICLE VI
                                  SEVERABILITY
                                  ------------

         6. If any provisions of this Note shall be declared by a court of competent jurisdiction to be invalid, void, or unenforceable, the remaining provisions shall continue in full force and effect.

                                   ARTICLE VII
                                    HEADINGS
                                    --------

         7. The headings preceding the paragraphs of this Note are for convenience of reference only, are not a part of this Note, and shall be disregarded in the interpretation of any portion of this Note.

                                  ARTICLE VIII
                                 SOLE AGREEMENT
                                 --------------

         8. This instrument contains the sole agreement of the PARTIES relating to their agreement and correctly sets forth the rights, duties, and obligations of each to the other as of its date. Any prior agreements, promises, negotiations or representations not expressly set forth in these Articles are of no force and effect.

                                   ARTICLE IX
                             ASSIGNMENTS PROHIBITED
                             ----------------------

         9. This Note may not be assigned by PAYEE, and any attempt by PAYEE to assign this Note, with or without value, shall be null and void.

                                    ARTICLE X
                             AMENDMENTS TO THIS NOTE
                             -----------------------

         10. This Note may not be amended or modified in any form or fashion. No renewal or extension of this Note, delay in enforcing any right of the PAYEE under this Note, acceptance of a late or partial payment, or assignment by PAYEE of this Note shall be deemed a waiver or shall affect the liability of the PAYOR. All rights of the PAYEE under this Note are cumulative and may be exercised concurrently or consecutively at the PAYEE's option.

                                   ARTICLE XI
                               PREPAYMENT PENALTY
                               ------------------

         11. PAYOR may, at any time, prepay the entire balance, or any portion thereof, without penalty and without notice. Any partial payment shall be charged against unpaid interest, then principal. However, in no event, shall PAYEE receive less than ninety (90) days of interest payments.

               a. Should PAYOR exercise its option to extend the Note for an additional ninety (90) days, then PAYEE shall receive a minimum of an additional ninety (90) days of interest.

                                   ARTICLE XII
                              CONVERSION TO EQUITY
                              --------------------

         12. At any time during the term of the Note, PAYEE at its sole discretion shall have the right to convert any and/or all of the principal and/or interest into equity. Said equity will be in the form of common stock at a strike price of twenty-five cents ($0.25) per share.

                                  ARTICLE XIII
                     BINDING ARBITRATION AND ATTORNEY'S FEES
                     ---------------------------------------

         13. In the event of a dispute by and between the PARTIES, which relates directly or indirectly to the terms and conditions of this Promissory Note, or any interpretation thereof, said dispute shall be resolved with binding arbitration under the rules of the American Arbitration Association. Any such arbitration hearing shall be conducted in the County of Contra Costa, California, or at such other suitable place as may be mutually agreed by and between the PARTIES. The PARTIES waive their right to trial, including trial by jury, and waive the right to appeal any adverse ruling made by an arbitrator. The prevailing PARTY shall be entitled to his/her reasonable attorney's fees and costs, including all costs of arbitration.

                                   ARTICLE XIV
                                 BONUS PROVISION
                                 ---------------

         14. For every $500,000.00 investment, the Investor shall receive a twenty percent (20%) bonus in the form of restricted, unregistered common stock to be registered in conjunction with the larger equity raise to follow. As example, each individual investment of $500,000.00 shall be entitled to a stock bonus of 100,000 shares. For each investment of $1,000,000.00 a stock bonus of 200,000 shares shall be issued to the Investor


                             SIGNATURE PAGE FOLLOWS

DATE:                                    ___________________________________
                                         John "JT" Thatch, CEO/President
                                         of ONSCREEN TECHNOLOGIES, INC.


DATE:                                    ___________________________________


                                     By: ___________________________________
                                                      [PAYEE]